Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Pike Electric Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Eric Pike, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Anthony K. Slater, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Eric Pike J. Eric Pike Chairman, Chief Executive Officer and President May 11, 2009

/s/ Anthony K. Slater Anthony K. Slater
Chief Financial Officer
May 11, 2009